FS Credit Real Estate Income Trust, Inc. 8-K

  Exhibit 10.1

MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

THIS MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (the “Agreement”) is dated as of September 13, 2017, between RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, as seller (in such capacity, together with its successors and permitted assigns hereunder, “Seller”), and FS CREIT Originator LLC, a Delaware limited liability company, as buyer (in such capacity, together with its successors and permitted assigns hereunder, “Buyer”).

RECITALS

The following recitals are a material part of this Agreement.

A.            Seller owns that certain commercial mortgage loan (the “Mortgage Loan”) in the original principal amount of $9,500,000.00 between Mortgagor (hereinafter defined) and Seller, as lender, as evidenced by that certain Promissory Note dated as of February 23, 2016.

B.            Buyer desires to purchase the Mortgage Loan, and Seller desires to sell, assign, transfer, set over, and otherwise convey the Mortgage Loan to Buyer, or its assignee, without recourse, except as otherwise provided herein, subject to the terms and conditions set forth in this Agreement.

C.            Buyer and Seller desire that the closing of the above-referenced purchase and sale of the Mortgage Loan occur promptly following the execution of this Agreement by Buyer and Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

SECTION 1. Defined Terms.

For the purposes of this Agreement, the following capitalized terms, unless the context otherwise requires, have the respective meanings set forth below:

“Agreement” means this Mortgage Loan Purchase and Sale Agreement, as it may be amended, modified, supplemented, or restated from time to time.

“Assignment of Leases” is as defined on Schedule I attached hereto, together with all amendments and modifications thereto.

“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to remain closed.

“Buyer Related Parties” has the meaning set forth in Section 6(f) of this Agreement

“Closing” has the meaning set forth in Section 4 of this Agreement.

“Closing Date” means September 13, 2017.

“Effective Date” means the date of this Agreement.

“Governmental Authority” means any federal, state, county, or municipal governmental body, political subdivision, agency, authority, board, bureau, commission, department, instrumentality, or other public body, or any court or administrative tribunal.

“Loan-Related Subjects” has the meaning set forth in Section 6(d)(i) of this Agreement.

“Mortgage” is as defined on Schedule I attached hereto, together with all amendments and modifications thereto.

“Mortgage File” means, with respect to the Mortgage Loan, the items described in Section 3(b) of this Agreement, all Mortgage Loan Documents, and all leases, lease guaranties, management agreements, third party contracts, third party reports, appraisals, title insurance policies, title exceptions, surveys, lien searches, insurance policies, applications, organizational and authority documents related to Mortgagor, financial statements, and credit reports received by Seller prior to the Closing Date.

“Mortgage Loan Documents” means, with respect to the Mortgage Loan, the Mortgage Note, the Mortgage, and any and all documents executed and/or delivered in connection with the origination of the Mortgage Loan, including the documents described on Schedule I attached hereto.

“Mortgage Note” is as defined on Schedule I attached hereto, evidencing the indebtedness of Mortgagor under the Mortgage Loan, together with any rider, addendum, or amendment thereto, or any renewal, substitution, or replacement of such promissory note.

“Mortgaged Property” means the real property (together with all improvements and fixtures thereon) and personal property subject to the lien of the Mortgage and the other Mortgage Loan Documents and constituting the collateral for the Mortgage Loan.

“Mortgagor” means the “Borrower” defined on Schedule I attached hereto, together with its successors and assigns.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Purchase Price” means the sum of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00), as may be adjusted by the amount of any reserves not transferred to Buyer at Closing.

“Related Persons” means the respective officers, directors, shareholders, partners, members, managers, attorneys, agents, representatives, employees, affiliates, servicers, heirs, successors, and assigns of Mortgagor, Seller, or Buyer (as applicable in a particular reference), and the respective heirs, successors, and assigns of all such Persons.

“Reserves” means all tax, insurance, or other escrow deposits, impounds, or reserves held by Seller or any of its agents on the Closing Date and not previously applied to pay any of Mortgagor’s obligations under the Mortgage Loan Documents.

“Seller Related Parties” has the meaning set forth in Section 6(e) of this Agreement

SECTION 2. Agreement to Purchase.

(a)           Subject to the provisions of this Agreement, Seller hereby agrees to sell, and Buyer agrees to purchase, the Mortgage Loan, the Mortgage Loan Documents, and the Mortgage File on the Closing Date for a non-negotiable purchase price equal to the Purchase Price.

(b)           No later than 11:00 A.M. (New York City time) on the Closing Date, Buyer shall pay to Seller, via wire transfer of immediately available funds to the account specified on Schedule II attached hereto, the Purchase Price.

(c)           Buyer agrees to assume and to perform all of Seller’s duties, obligations, and liabilities accruing on or after the Closing Date with respect to the Mortgage Loan, including (i) compliance with all legal requirements relating to the Mortgage Loan, including those arising under (A) the Fair Debt Collection Practices Act, (B) the Fair Credit Reporting Act, (C) the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, (D) the Equal Credit Opportunity Act, (E) any state statutes similar to the foregoing federal acts, (F) requirements relating to any guaranty of the Mortgage Loan by any Governmental Authority or to private mortgage insurance, and (G) federal and state usury laws, and (ii) all other obligations and responsibilities of the lender, holder, mortgagee, assignee, judgment holder, or other similarly designated party under the Mortgage Loan Documents.

SECTION 3. Conveyance of Mortgage Loan.

(a)           Effective as of the Closing, upon receipt of the Purchase Price, Seller does hereby transfer, assign, set over, and otherwise convey to Buyer, without recourse except as expressly set forth herein, the Mortgage Loan, including, without limitation, all of the right, title, and interest of the Seller in and to the proceeds of any related title, hazard, or other insurance policies.

(b)           No later than 3:00 P.M. (New York City time) on the Closing Date, Seller shall deposit or cause to be delivered to Buyer the following documents and instruments (collectively, the “Closing Documents”):

(i)              an original of the Mortgage, with (unless the particular item has not been returned from the applicable recording office) evidence of recording indicated thereon;

(ii)             an original assignment of the Mortgage from Seller to Buyer or in blank, in the form attached hereto as Exhibit A;

(iii)            an original of the Assignment of Leases, with (unless the particular item has not been returned from the applicable recording office) evidence of recording indicated thereon;

(iv)            an original assignment of the Assignment of Leases from Seller to Buyer or in blank, in the form attached hereto as Exhibit B;

(v)             a copy of the filed UCC financing statements filed with respect to the Mortgage Loan with the Delaware Secretary of State and the County Clerk of Harrison County, Mississippi;

(vi)            the assignments of UCC financing statements to be filed with respect to the Mortgage Loan with the Delaware Secretary of State and the County Clerk of Harrison County, Mississippi, each from Seller to Buyer or in blank, in the applicable form attached hereto as Exhibit C;

(vii)           the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) “Pay to the order of FS CREIT ORIGINATOR LLC, without recourse” or in blank in the form attached hereto as Exhibit D;

(viii)          an original of the Guaranty Agreement from MATTHEW A. SHARP and J. DAVID KELSEY (individually and collectively, “Guarantor”), to Seller;

(ix)             an original of the Environmental Indemnity Agreement from Mortgagor and Guarantor to Seller;

(x)              an original of the Assignment of Management Agreement and Subordination of Management Agreement from Mortgagor to Seller, and acknowledged and consented to by HAMILTON POINT PROPERTY MANAGEMENT LLC, a Delaware limited liability company, as the property manager; and

(xi)             an original executed General Assignment and Assumption from Seller to Buyer, in the form attached hereto as Exhibit E.

(c)           All accrued interest on the Mortgage Note due and owing through the day prior to the Closing Date shall be paid and payable to Seller and shall be the sole and exclusive property of Seller, and Buyer shall have no right, title, or interest thereto or therein and shall not be entitled to any credits therefor. All interest on the Mortgage Note accruing on and after the Closing Date shall be paid and payable to Buyer and shall be the sole and exclusive property of Buyer, and Seller shall have no right, title, or interest thereto or therein and shall not be entitled to any credits therefor. Notwithstanding anything to the contrary set forth herein or in the Mortgage Loan Documents, the origination Fee (as defined in the Mortgage Loan Documents) is earned by and retained by Seller.

(d)           Upon the sale of the Mortgage Loan, the Mortgage Loan Documents, and the Mortgage File to Buyer, the ownership of the Mortgage Note, Mortgage Loan, the Mortgage Loan Documents, and the contents of the Mortgage File shall be vested in Buyer and its successors and assigns. Seller’s records will reflect the transfer of the Mortgage Loan, the Mortgage Loan Documents, and the Mortgage File to Buyer as a sale.

(e)           Any and all payments received by a party from or on behalf of Mortgagor which belong to the other party shall be held by such receiving party for the benefit of the other party and shall be delivered to such other party within five (5) Business Days after the receipt thereof. The obligations of the parties under this Section 3(e) shall survive the Closing.

(f)            From and after the Closing Date, Seller shall promptly forward to Buyer any and all correspondence received by Seller with respect to the Mortgage Loan and shall reasonably cooperate with Buyer in taking any further actions as may be necessary to notify Mortgagor or any other party of the transfer of the Mortgage Loan or to effect such transfer. The obligations of Seller under this Section 3(f) shall survive the Closing.

SECTION 4. Closing. The closing of the purchase and sale of the Mortgage Loan (the “Closing”) shall occur not later than 4:00 P.M. (New York City time) on the Closing Date. On the Closing Date, subject to the satisfaction of the conditions precedent set forth in Section 7 of this Agreement, Buyer shall pay by wire transfer to Seller the Purchase Price, in accordance with wire transfer instructions delivered by Seller. Seller shall immediately deliver the Closing Documents to Buyer in such manner as Buyer may direct.

SECTION 5. Intentionally Omitted.

SECTION 6. Representations, Warranties, Covenants, Acknowledgements, and Disclaimers.

(a)           Seller hereby represents and warrants to Buyer, as of the date of this Agreement, and shall be deemed to restate as of the Closing Date, as follows:

(i)               Seller is a Delaware limited liability company organized and validly existing under the laws of the State of Delaware and is in compliance with the laws of the States of Mississippi and New York to the extent necessary to ensure the enforceability of the Mortgage Loan Documents and to perform its obligations under this Agreement;

(ii)              Seller has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement and all other documents or instruments contemplated hereby, and this Agreement has been duly authorized, executed, and delivered by Seller, and constitutes the legal, valid, and binding obligation of Seller, enforceable in accordance with its terms;

(iii)             The execution, delivery, and performance of this Agreement by Seller does not conflict with the organizational documents of Seller, or with any law, statute, or regulation applicable to Seller, or any mortgage, indenture, or other contract or agreement to which Seller is a party;

(iv)            Neither Seller nor any of its affiliates has dealt or negotiated with, or engaged on its own behalf or for its benefit, any Person as an agent, broker, dealer, or otherwise who is entitled to a commission or fee in connection with the sale of the Mortgage Loan and the Mortgage Loan Documents by Seller;

(v)             As of the Closing Date, Seller is the sole owner of the Mortgage Loan and the Mortgage Loan Documents, free and clear of any pledge or encumbrance;

(vi)            The outstanding principal balance of the Mortgage Loan as of the date of this Agreement is as set forth on Schedule III attached hereto, and Seller is under no obligation to advance any further principal amounts with respect to the Mortgage Loan;

(vii)           The balances of all Reserves contemplated or required under the Mortgage Loan Documents are as set forth on Schedule III attached hereto, and neither Seller nor any servicer of the Mortgage Loan engaged by Seller is holding any other amounts for the account of Mortgagor or with respect to the Mortgage Loan;

(viii)          No claims have been made by Seller under the American Land Title Association (ALTA) lender’s title insurance policy (the “Title Insurance Policy”) issued in connection with the Mortgage Loan and Seller has not done, by act or omission, anything that would, and Seller has no knowledge of any other circumstance that would, impair the coverage under the Title Insurance Policy;

(ix)             A complete and accurate list of all documents evidencing, securing, or executed in connection with the Mortgage Loan, including, without limitation, any side letters (exclusive of typical correspondence between Seller’s servicer and Mortgagor, loan applications, term sheets, commitment letters, and similar ancillary documents) or any intercreditor or other similar agreements applicable to the Mortgage Loan is set forth on Schedule I attached hereto, true and correct copies of which have been previously delivered to Buyer by Seller, and the terms of such documents have not been amended, replaced, restated, supplemented, or modified in any respect;

(x)              The Mortgage File, as made available for review by Buyer prior to the date of this Agreement, contains true and correct copies of all leases, lease guaranties, management agreements, third party contracts, third party reports, appraisals, title insurance policies, and title exceptions in Seller’s possession or under Seller’s control with respect to the Mortgaged Property and all organizational documents, financial statements, and third party reports in Seller’s possession or under Seller’s control with respect to Mortgagor, Mortgagor’s principals, and the guarantors of the Mortgage Loan;

(xi)             Seller has not received any written notice that the Mortgage Loan or any of the Mortgage Loan Documents is subject to any right of rescission, set-off, abatement, diminution, counterclaim, or defense, including the defense of usury;

(xii)            Seller has complied with all of Seller’s obligations under the Mortgage Loan Documents in all material respects, and Seller has not received any written notice alleging a default by Seller with respect to the Mortgage Loan or the Mortgage Loan Documents;

(xiii)           Except as may be set forth in the loan file, Seller has not received any written notice of condemnation (pending or threatened) for all or any portion of the Mortgaged Property;

(xiv)           There is no default in the payment obligations of Mortgagor under the Mortgage Loan Documents, and, to Seller’s knowledge, there is no other default by Mortgagor under any of the Mortgage Loan Documents; no default or breach by Mortgagor under the Mortgage Loan Documents has been waived by written instrument signed by Seller; and to Seller’s knowledge, no event has occurred which, with the passing of time or giving of notice, or both, would constitute a default or breach by Mortgagor under the Mortgage Loan Documents; and

(xv)           There are no actions or proceedings against, or investigations of, Seller pending or, to Seller’s knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loan to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

Notwithstanding the foregoing, if any of the representations or warranties of Seller contained in this Agreement are false or inaccurate, and Buyer nonetheless closes the transactions hereunder and purchases the Mortgage Loan on the Closing Date, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties in the event that prior to the Closing Date, Seller shall have notified Buyer in writing of the false or inaccurate representations or warranties. The foregoing representations and warranties shall survive the Closing.

(b)           Buyer hereby represents and warrants to and covenants with Seller, as of the date of this Agreement, and shall be deemed to restate as of the Closing Date, as follows:

(i)              Buyer is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii)             Buyer has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement and all other documents or instruments contemplated hereby, and this Agreement has been duly authorized, executed, and delivered by Buyer, and constitutes the legal, valid, and binding obligation of Buyer, enforceable in accordance with its terms;

(iii)            The execution, delivery, and performance of this Agreement by Buyer does not conflict with the organizational documents of Buyer, or with any law, statute, or regulation applicable to Buyer, or any mortgage, indenture, or other contract or agreement to which Buyer is a party;

(iv)            Neither Buyer nor any of its affiliates has dealt or negotiated with, or engaged on its own behalf or for its benefit, any Person as an agent, broker, dealer, or otherwise who is entitled to a commission or fee in connection with the sale of the Mortgage Loan and the Mortgage Loan Documents by Buyer; and

(v)             There are no actions or proceedings against, or investigations of, Buyer pending or, to Buyer’s knowledge, threatened against Buyer before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loan, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of Buyer that would materially and adversely affect the ability of Buyer to perform its obligations under this Agreement.

(c)           Buyer acknowledges that Seller has not authorized any employee, agent, representative, broker, third party, or other Person to give any assurance or make any warranty, representation, or promise to Buyer on Seller’s behalf for any purpose, other than those specifically stated in this Agreement.

(d)           The parties unconditionally and irrevocably agree that, except with respect to the representations, warranties, and covenants of Seller as set forth above in the General Assignment and Assumption, this Section 6 and as otherwise expressly set forth in this Agreement:

(i)               Seller has made no warranties and representations and has given no assurances whatsoever to Buyer or any other Person with respect to the Mortgage Loan, the Mortgage Loan Documents, the Mortgage File, the Mortgagor, the Mortgaged Property, or any other matter relating to any of such matters or this Agreement (collectively, the “Loan-Related Subjects”);

(ii)              Seller hereby absolutely, unconditionally, and irrevocably DISCLAIMS all warranties, representations, promises, covenants, agreements, or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present, or future with respect to the Loan-Related Subjects, including all warranties of merchantability and all warranties of fitness for a particular purpose;

(iii)             The sale and purchase of documents and interests relating to the Mortgage Loan as contemplated in this Agreement is being made strictly on an “AS IS, WHERE IS” BASIS, WITH ALL FAULTS, AND WITHOUT RECOURSE of any kind or nature against Seller, express or implied;

(iv)            Buyer unconditionally and irrevocably acknowledges and agrees that Buyer (A) has not received or relied on warranties, representations, or assurances from Seller or any other Person on Seller’s behalf with respect to the Loan-Related Subjects, (B) has not received any documents or information concerning the Loan-Related Subjects from Seller or any other Person on Seller’s behalf other than the contents of this Agreement, other documents required under this Agreement, and the Mortgage File, and (C) is relying solely on its own investigations and its own knowledge of or experience in commercial real estate lending and business transactions similar to the sale and purchase contemplated in this Agreement in determining whether to complete the Closing; and

(v)             Buyer acknowledges and agrees that in entering into this Agreement, it has assumed (and if it completes the purchase of the Mortgage Loan, it will have assumed) all risks with respect to the completeness, accuracy, sufficiency, value, enforceability, or effect of, and all other matters relating to, the Mortgage Loan, the Mortgage Loan Documents, the Mortgage File, the Mortgagor, and the Mortgaged Property, including possible full or partial loss that may result from the credit, collateral, collection, and recovery risks associated with commercial real estate lending generally and the quality, character, and attributes of the Mortgage Loan in particular.

(e)           In addition to any other obligations of Buyer hereunder, Buyer hereby agrees to indemnify and hold Seller and any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee, or other Person acting on Seller’s behalf or otherwise related to or affiliated with Seller (collectively, “Seller Related Parties”) and hold harmless Seller and Seller Related Parties from and against any and all liabilities, claims, losses, damages, and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) resulting from or in any way arising out of the breach of any representation, warranty, or covenant of Buyer set forth herein, or the obligations of Buyer under the Mortgage Loan Documents as arising from and after the Closing Date.

(f)            In addition to any other obligations of Seller hereunder, Seller hereby agrees to indemnify and hold Buyer and any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee, or other Person acting on Buyer’s behalf or otherwise related to or affiliated with Buyer (collectively, “Buyer Related Parties”) and hold harmless Buyer and Buyer Related Parties from and against any and all liabilities, claims, losses, damages, and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) resulting from or in any way arising out of the failure of Seller to comply with the covenants set forth herein, the inaccuracy of any representations and warranties made by Seller herein, or the ownership of the Mortgage Loan and the Mortgage Loan Documents prior to the Closing.

(g)           Each indemnification under this Agreement and/or under any agreement or document executed and delivered pursuant to this Agreement shall be subject to the following provisions: (i) the indemnitee shall notify the indemnitor of any such claim against the indemnitee within forty-five (45) days after it has notice of such claim, but failure to notify the indemnitor shall in no case prejudice the rights of the indemnitee under this Agreement unless the indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice; (ii) the indemnitor shall not enter into any settlement which (A) requires an admission of guilt by the indemnitee, (B) exposes the indemnitee to any criminal or civil liability, or (C) does not include a full release of the indemnitee, and (iii) should the indemnitor fail to discharge or undertake to defend the indemnitee against such liability within ten (10) days after the indemnitee gives the indemnitor written notice of the same, then the indemnitee may settle such liability, and the indemnitor’s liability to the indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred by the indemnitee in effecting such settlement. The indemnification obligations under this Agreement shall survive the Closing or a termination of this Agreement.

SECTION 7. Conditions Precedent. The Closing of the sale of the Mortgage Loan, the Mortgage Loan Documents, and the Mortgage File shall be subject to each of the following conditions:

(a)           All of the respective representations and warranties of Seller made pursuant to Section 6 of this Agreement shall be true and correct in all material respects as of the Closing Date;

(b)           All of the respective representations and warranties of Buyer made pursuant to Section 6 of this Agreement shall be true and correct in all material respects as of the Closing Date; and

(c)           All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects.

SECTION 8. Costs and Attorney Fees.

(a)           Except as otherwise specified in this Agreement, each party to this Agreement shall pay all of its own costs and expenses incurred in connection with the transaction contemplated under this Agreement, including all legal costs and expenses for preparing, negotiating, executing, and delivering this Agreement and any related documents and consummating the transaction.

(b)           If any dispute arises between the parties with respect to the matters covered by this Agreement that leads to a proceeding to resolve such dispute, the prevailing party in such proceeding shall be entitled to receive, as determined by a court of competent jurisdiction in a final non-appealable decision, such prevailing party’s reasonable attorneys’ fees, expert witness fees, and other out-of-pocket litigation expenses incurred in connection with such proceeding, in addition to any other relief to which such prevailing party may be entitled.

SECTION 9. Intentionally Deleted.

SECTION 10. Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given when mailed, by registered or certified mail, return receipt requested, or, if sent by other means, when received by the other party. Notices to Seller shall be directed to Rialto Mortgage Finance, LLC, 600 Madison Avenue, 12th Floor, New York, New York 10022, Attn: Kenneth Gorsuch, or such other address as may be designated by Seller to Buyer in writing, and notices to Buyer shall be directed to FS CREIT Finance WF-1 LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: General Counsel, or such other address as may be designated by Buyer to Seller in writing.

SECTION 11. Brokers. Each party represents and warrants to the other that neither of them has contracted with any broker in connection with the negotiations of the terms of this Agreement or the execution thereof.

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty, or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties to this Agreement waive any provision of law that prohibits or renders void or unenforceable any provision of this Agreement.

SECTION 13. Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The right of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute suspension or any variation of any such right.

SECTION 14. Headings. The headings of the Sections contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision of this Agreement.

SECTION 15. Survival. The agreements that are stated herein to survive the Closing shall not merge into the documents executed and delivered at Closing, but instead shall be independently enforceable. Buyer expressly acknowledges and agrees that Seller has no obligation with respect to the Mortgage Loan that survives Closing, except as specifically set forth herein. The provisions of this Section 15 shall survive the Closing.

SECTION 16. Assignment. Other than with respect to assignments to entities affiliated with Buyer or acting under a common or related financial advisory arrangement with Buyer, this Agreement may not be assigned by Buyer without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion. Any attempted assignment by Buyer (other than as referenced in the preceding sentence) without the prior consent of Seller shall be voidable by Seller. Subject to the foregoing, this Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits of this Agreement, including the Exhibits hereto, shall be binding upon and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.

SECTION 17. Counterparts; Entire Agreement; Construction. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. A signature of a party to this Agreement sent by facsimile, e-mail, or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party. This Agreement represents the entire agreement between Seller and Buyer with respect to the transaction described in this Agreement, notwithstanding any prior negotiations, understandings, or agreements, all of which are hereby superseded in their entirety. The terms “include”, “including”, and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision or section of this Agreement. Words of masculine, feminine, or neuter gender mean and include the correlative words of the other genders, and words importing the singular number mean and include the plural number, and vice versa.

SECTION 18. Governing Law. The terms and provisions of this Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to conflict of law principles.

SECTION 19. Jurisdiction and Service of Process. Buyer and Seller agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, Buyer and Seller hereby agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over the parties in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the Borough of Manhattan, New York, and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the parties by registered or certified mail to or by personal service at the last known address of the parties, whether such address be within or without the jurisdiction of any such court. Each party hereto hereby expressly waives any and all rights that it may have to make any objections based on jurisdiction or venue to any action brought to enforce this Agreement in any court in accordance with the above provisions.

SECTION 20. Further Assurances; Continued Access. Seller and Buyer agree to promptly execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and intent and to carry out the terms of this Agreement. After the transfer of the Mortgage Loan Documents and Mortgage File to Buyer under this Agreement, Buyer agrees that Seller shall have the continuing right to use, inspect, and make extracts from or copies of any of the Mortgage Loan Documents or the Mortgage File in connection with any dispute or litigation related to the Mortgaged Property or the Mortgage Loan to which Seller is a party, upon Seller’s reasonable notice to Buyer. Buyer further agrees to allow Seller the temporary possession, custody, and use of original documents in the Mortgage File for any lawful purpose and upon reasonable terms and conditions. Before destruction or disposition of the Mortgage File or any Mortgage Loan Documents transferred hereunder, Buyer agrees to give reasonable notice to Seller and to allow Seller, at its own delivery expense, to recover the same from Buyer.

SECTION 21. Intentionally Omitted.

SECTION 22. Time of the Essence. Time is of the essence of all the terms and provisions of this Agreement.

SECTION 23. Independent Review; Joint Authorship. Each of the parties has actively participated in the negotiation and drafting of this Agreement and the documents required hereunder and each has received independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement and such other documents or waived its right to do so. In the event of any dispute or controversy regarding authorship of this Agreement or any related documents, Seller and Buyer shall be conclusively deemed to be the joint authors of this Agreement and all such other documents and no provision of this Agreement or any such other document shall be interpreted against a party by reason of authorship.

SECTION 24. No Third Party Beneficiaries. Other than provisions of this Agreement dealing with the respective Related Persons of Seller and Buyer, the provisions of this Agreement are not intended to benefit any Person not a party hereto.

SECTION 25. Waiver of Trial by Jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE OPTION OF SELLER, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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IN WITNESS WHEREOF, Seller and Buyer have caused this Mortgage Loan Purchase and Sale Agreement to be executed and delivered by their respective undersigned duly authorized representatives as of the date first above written.

“SELLER”:

RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company

By:	/s/ Kenneth M. Gorsuch
Name:	Kenneth M. Gorsuch
Title:	Authorized Signatory

“BUYER”:

FS CREIT ORIGINATOR LLC, a Delaware limited liability company

By:	FS CREIT FINANCE HOLDINGS LLC, a Delaware limited liability company, its sole member

By:	FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ William Goebel
Name:	William Goebel
Title:	Chief Financial Officer

Schedule I

Mortgage Loan Documents

All of the following documents are dated as of February 23, 2016, unless otherwise indiciated:

a.	Loan Agreement (the “Loan Agreement”) between HPI CAMBRIDGE LLC, a Delaware limited liability company (“Borrower”), and RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company (“Lender”);

b.	First Amendment to Loan Agreement between RMF SUB 3, LLC, a Delaware limited liability company, and Borrower, dated as of May 5, 2016

c.	Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, made by Borrower in favor of Mark C. Orgler for the benefits of and Lender;

d.	Assignment of Leases and Rents, made by Borrower to Lender;

e.	Promissory Note made by Borrower to Lender;

f.	Guaranty of Recourse Obligations by MATTHEW A. SHARP, an individual and J. DAVID KELSEY, an individual (collectively “Guarantor”) in favor of Lender;

g.	First Amendment to Guaranty of Recourse Obligations by Guarantor in favor of RMF SUB 3, LLC, dated May 5, 2016.

h.	Assignment of Management Agreement and Subordination of Management Fees made by and among Borrower, Lender, HAMILTON POINT PROPERTY MANAGEMENT LLC, a Delaware limited liability company;

i.	Cash Management Agreement by Lender and Borrower;

j.	Environmental Indemnity Agreement, made by Guarantor and Borrower in favor of Lender;

k.	Restricted Account Agreement by and between Borrower, Lender, and Wells Fargo Bank, National Association;

l.	Deposit Account Control Agreement by and between Lender, Borrower and Wells Fargo Bank, National Association;

m.	Collateral Assignment of Interest Rate Protection Agreement by Borrower in favor of Lender;

n.	UCC-1 Financing Statement naming Lender as secured party and Borrower as debtor, filed with the Delaware Secretary of State on October 18, 2016 as U.C.C. Initial Filing No: 2016 6404998;

o.	UCC-1 Financing Statement naming Lender as Secured Party and Borrower as Debtor, filed in the land records of Harrison County, Mississippi on November 11, 2016 as File No.: CFS16000056;

Schedule I-1

p.	Title Policy;

q.	Title Commitment, including exception documents;

r.	Closing Escrow Agreement;

s.	Borrower’s Form W-9;

t.	Borrower’s Certification;

u.	Zoning Conformance Report, prepared by Howard Zoning Associates, LLC, dated February 23, 2016;

v.	Survey prepared by Gary A. Durbin, PLS, dated January 21, 2016;

w.	New York Enforceability and Delaware Due Formation, Authority and Execution Opinion, issued by O’ Halloran Ryan LLP, dated February 23, 2016;

x.	Mississippi Enforceability Opinion, issued by Watkins & Eager PLLC, dated February 23, 2016;

y.	Rate Cap Opinion Letter, issued by Commonwealth Bank of Australia, dated February 23, 2016;

z.	Borrower’s Organizational Documents; and

aa.	Sole Member’s Organizational Documents.

Schedule I-2

Schedule II

Wire Instructions

[OMITTED]

Schedule III

Mortgage Loan and Reserve Balances

ACCOUNT	RESERVE BALANCE
Tax Account	$156,262.59
Insurance Account	$0.00
Required Repair Account	$0.08
Capital Expenditure Account	$12,700.48
Excess Cash Flow Account	$0.00

Outstanding Principal Balance	$9,500,000.00

EXHIBIT A

PREPARED BY AND
UPON RECORDATION RETURN TO:

Cassin & Cassin LLP

711 Third Avenue, 20th Floor

New York, New York 10017

Attention: Recording Department

ASSIGNMENT OF SECURITY INSTRUMENT

by

RIALTO MORTGAGE FINANCE, LLC, a
Delaware limited liability company

to

FS CREIT ORIGINATOR LLC, a
Delaware limited liability company

Dated:	As of September___, 2017

Property Address:	Cambridge Apartments
10900 East Taylor Road
Gulfport, Mississippi 39503

County:	Harrison

ASSIGNMENT OF SECURITY INSTRUMENT

THIS ASSIGNMENT OF SECURITY INSTRUMENT (this “Assignment”), made and entered into as of the _______ day of September, 2017, is made by RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022 (“Assignor”), in favor of FS CREIT ORIGINATOR LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022 (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the present legal and equitable owner and holder of that certain Promissory Note dated as of February 23, 2016, executed by HPI CAMBRIDGE LLC, a Delaware limited liability company (“Borrower”) and made payable to the order of Assignor, as such was assigned to RMF SUB 3, LLC, a Delaware limited liability company pursuant to that certain Note Allonge dated as of February 23, 2016, as such was further assigned to Assignor pursuant to that certain Note Allonge dated as of September __, 2017 in the maximum principal amount of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00) (the “Note”) in connection with certain real property and improvements located thereon situated in the County of Harrison, State of Mississippi, and more particularly described on Exhibit A annexed hereto and made a part hereof (the “Premises”); and

WHEREAS, the Note is secured, inter alia, by the Security Instrument (as hereinafter defined); and

WHEREAS, the parties hereto desire that Assignor assign to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement (the “Security Instrument”).

NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:

1.       Assignment. Assignor does hereby transfer, assign, grant and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the following described instrument, and does hereby grant and delegate to Assignee, its successors and assigns, any and all of the duties and obligations of Assignor thereunder from and after the date hereof:

(See Schedule A attached hereto and made a part hereof)

2.       Assumption. From and after the date hereof, Assignee hereby accepts this Assignment and assumes and agrees to observe, perform and be bound by all of the terms, covenants, agreements, conditions and obligations of the Security Instrument required to be observed or performed by Assignor thereunder.

3.       Representations and Warranties of Assignor. This Assignment is an absolute assignment. This Assignment is without recourse, representation or warranty, express or implied, upon Assignor, except Assignor hereby warrants and represents to Assignee that:

 (a)       Prior to the execution hereof, Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right, title or interest in the Security Instrument to any person or entity other than Assignee; and

 (b)       Assignor has full right and power to sell and assign the same to Assignee subject to no interest or participation of, or agreement with, any party other than Assignee.

4.       Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

5.       Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.       Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

7.       Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

8.       Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

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IN WITNESS WHEREOF, Assignor has executed this Assignment of Security Instrument as of the day and year first above written.

ASSIGNOR:

RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company

By:
Name: Marshall Van Smith
Title: Authorized Signatory

ACKNOWLEDGMENT

STATE OF FLORIDA	)
) ss.:
COUNTY OF MIAMI-DADE	)

PERSONALLY appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ______________, 2017 within my jurisdiction, the within named MARSHALL VAN SMITH, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the person or entity upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

__________________________________    (NOTARY PUBLIC)

My commission expires:

_____________________

(Affix official seal, if applicable)

EXHIBIT A

(Premises Description)

The Property referred to in the foregoing instrument is located in Harrison County, Mississippi and is more particularly described as follows:

SCHEDULE A

(Description of Security Instrument)

1.	Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement made by HPI CAMBRIDGE LLC, a Delaware limited liability company to Rialto Mortgage Finance, LLC, a Delaware limited liability company in the principal amount of $9,500,000.00 dated as of February 23, 2016, recorded as ___________ on ________ in the real property records of Harrison County, Mississippi, as assigned by that certain Assignment of Security Instrument, dated as of February 23, 2016, by RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, as assignor, to RMF SUB 3, LLC, a Delaware limited liability company, as assignee, recorded as _________________ on ___________ in the real property records of Harrison County, Mississippi, as further assigned by that certain Assignment of Security Instrument, dated as of September __, 2017, by RMF SUB 3, LLC, a Delaware limited liability company, as assignee, to RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, as assignee, recorded as __________ on __________ in the real property records of Harrison County, Mississippi.

EXHIBIT B

PREPARED BY AND
UPON RECORDATION RETURN TO:

Cassin & Cassin LLP

711 Third Avenue, 20th Floor

New York, New York 10017

Attention: Recording Department

ASSIGNMENT OF ASSIGNMENT

OF LEASES AND RENTS

by

RIALTO MORTGAGE FINANCE, LLC, a
Delaware limited liability company

to

FS CREIT ORIGINATOR LLC, a
Delaware limited liability company

Dated:	As of September___, 2017

Property Address:	Cambridge Apartments
10900 East Taylor Road
Gulfport, Mississippi 39503

County:	Harrison

ASSIGNMENT OF ASSIGNMENT OF LEASES and RENTS

THIS ASSIGNMENT OF ASSIGNMENT OF LEASES AND RENTS (this “Assignment”), made and entered into as of the _______ day of September, 2017, is by RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022 (“Assignor”), in favor of FS CREIT ORIGINATOR LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022 (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the present legal and equitable owner and holder of that certain Promissory Note dated as of February 23, 2016, executed by HPI CAMBRIDGE LLC, a Delaware limited liability company (“Borrower”) and made payable to the order of Assignor, as such was assigned to RMF SUB 3, LLC, a Delaware limited liability company pursuant to that certain Note Allonge dated as of February 23, 2016, as such was further assigned to Assignor pursuant to that certain Note Allonge dated as of September ___, 2017 in the maximum principal amount of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00) (the “Note”) in connection with certain real property and improvements located thereon situated in the County of Harrison, State of Mississippi, and more particularly described on Exhibit A annexed hereto and made a part hereof (the “Premises”); and

WHEREAS, the Note is secured, inter alia, by the Assignment of Leases (as hereinafter defined); and

WHEREAS, the parties hereto desire that Assignor assign to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Assignment of Leases.

NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:

1.       Assignment. Assignor does hereby transfer, assign, grant and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the following described instrument, and does hereby grant and delegate to Assignee, its successors and assigns, any and all of the duties and obligations of Assignor thereunder from and after the date hereof:

That certain Assignment of Leases and Rents dated as of February 23, 2016 from Borrower, as assignor, to Assignor, as assignee, and recorded at _______________________ in the real property records of Harrison County, Mississippi as _____________________, as assigned by that certain Assignment of Assignment of Leases and Rents, dated as of February 23, 2016 by Assignor, as assignor, to RMF SUB 3, LLC, a Delaware limited liability company, as assignee, recorded as ______________ on ____________ in the real property records of Harrison County, Mississippi, as further assigned by that certain Assignment of Assignment of Leases and Rents, dated as of September __, 2017 by RMF SUB 3, LLC, a Delaware limited liability company, as assignor, to Assignee, as assignee, recorded as ____________ on ____________ in the real property records of Harrison County, Mississippi (the “Assignment of Leases”), in respect of the Premises, together with the notes and bonds secured thereby.

2.       Assumption. From and after the date hereof, Assignee hereby accepts this Assignment and assumes and agrees to observe, perform and be bound by all of the terms, covenants, agreements, conditions and obligations of the Assignment of Leases required to be observed or performed by Assignor thereunder.

3.       Representations and Warranties of Assignor. This Assignment is an absolute assignment. This Assignment is made without recourse, representation or warranty, express or implied, upon Assignor, except Assignor hereby warrants and represents to Assignee that:

(a)       Prior to the execution hereof, Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right, title or interest in the Assignment of Leases to any person or entity other than Assignee; and

(b)       Assignor has full right and power to sell and assign the same to Assignee subject to no interest or participation of, or agreement with, any party other than Assignee.

4.       Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

5.       Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.       Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

7.       Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

8.       Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

2

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, Assignor has executed this Assignment of Assignment of Leases and Rents as of the day and year first above written.

ASSIGNOR:

RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company

By:
Name: Marshall Van Smith
Title: Authorized Signatory

ACKNOWLEDGMENT

STATE OF FLORIDA	)
) ss.:
COUNTY OF MIAMI-DADE	)

PERSONALLY appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ______________, 2017 within my jurisdiction, the within named MARSHALL VAN SMITH, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the person or entity upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

__________________________________    (NOTARY PUBLIC)

My commission expires:

_____________________

(Affix official seal, if applicable)

EXHIBIT A

Premises DESCRIPTION

The Property referred to in the foregoing instrument is located in Harrison County, Mississippi and is more particularly described as follows:

EXHIBIT C

FORM OF ASSIGNMENT OF UCC FINANCING STATEMENTS

(See Attached)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME			
OR 6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
FS CREIT ORIGINATOR LLC

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
201 Rouse Boulevard	Philadelphia	PA	19112	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME			
RIALTO MORTGAGE FINANCE, LLC			
OR 9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA: File with the Secretary of State of Delaware

UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT ADDENDUM

FOLLOW INSTRUCTIONS

11. INITIAL FINANCING STATEMENT FILE NUMBER: Same as item 1a on Amendment form

12. NAME OF PARTY AUTHORIZING THIS AMENDMENT: Same as item 9 on Amendment form

12a. ORGANIZATION'S NAME
RIALTO MORTGAGE FINANCE, LLC

OR

12b. INDIVIDUAL'S SURNAME

FIRST PERSONAL NAME

ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

13. Name of DEBTOR on related financing statement (Name of a current Debtor of record required for indexing purposes only in some filing offices - see Instruction item 13): Provide only one Debtor name (13a or 13b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); see Instructions if name does not fit

13a. ORGANIZATION'S NAME
HPI CAMBRIDGE LLC

OR

13b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

14. ADDITIONAL SPACE FOR ITEM 8 (Collateral):

15. This FINANCING STATEMENT AMENDMENT:

☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

16. Name and address of a RECORD OWNER of real estate described in item 17 (if Debtor does not have a record interest):

17. Description of real estate:

18. MISCELLANEOUS:

UCC FINANCING STATEMENT AMENDMENT ADDENDUM (Form UCC3Ad) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER

1b. [X] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item

2. [ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. [X] ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. [ ] PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects [ ] Debtor or [ ] Secured Party of record

AND Check one of these three boxes to: [ ] CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c [ ] ADD name: Complete item 7a or 7b, and item 7c [ ] DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
FS CREIT ORIGINATOR LLC

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
201 Rouse Boulevard	Philadelphia	PA	19112	USA

8. [ ] COLLATERAL CHANGE: Also check one of these four boxes: [ ] ADD collateral [ ] DELETE collateral [ ] RESTATE covered collateral [ ] ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here [ ] and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
RIALTO MORTGAGE FINANCE, LLC

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA: File with the County Clerk of Harrison County

UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT ADDENDUM

FOLLOW INSTRUCTIONS

11. INITIAL FINANCING STATEMENT FILE NUMBER: Same as item 1a on Amendment form

12. NAME OF PARTY AUTHORIZING THIS AMENDMENT: Same as item 9 on Amendment form

12a. ORGANIZATION'S NAME
RIALTO MORTGAGE FINANCE, LLC

OR

12b. INDIVIDUAL'S SURNAME

FIRST PERSONAL NAME

ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

13. Name of DEBTOR on related financing statement (Name of a current Debtor of record required for indexing purposes only in some filing offices - see Instruction item 13): Provide only one Debtor name (13a or 13b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); see Instructions if name does not fit

13a. ORGANIZATION'S NAME
HPI CAMBRIDGE LLC

OR

13b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

14. ADDITIONAL SPACE FOR ITEM 8 (Collateral):

15. This FINANCING STATEMENT AMENDMENT:
☐ covers timber to be cut ☐ covers as-extracted collateral ☒ is filed as a fixture filing

16. Name and address of a RECORD OWNER of real estate described in item 17 (if Debtor does not have a record interest):

17. Description of real estate:

18. MISCELLANEOUS:

UCC FINANCING STATEMENT AMENDMENT ADDENDUM (Form UCC3Ad) (Rev. 04/20/11)

EXHIBIT D

NOTE ALLONGE

ENDORSEMENT to that certain Promissory Note, dated as of February 23, 2016, in the stated principal amount of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00), made by HPI CAMBRIDGE LLC, a Delaware limited liability company in favor of RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, as such was assigned to RMF SUB 3, LLC, a Delaware limited liability company pursuant to that certain Note Allonge dated as of February 23, 2016, as such was further assigned to RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company pursuant to that certain Note Allonge dated as of September ___, 2017.

Pay to the order of FS CREIT ORIGINATOR LLC, a Delaware limited liability company, without recourse, representation or warranty, express or implied.

[NO FURTHER TEXT ON THIS PAGE]

DATE: As of September _____, 2017

RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company By:___________________________________ Name: Marshall Van Smith Title: Authorized Signatory

EXHIBIT E

GENERAL ASSIGNMENT AND ASSUMPTION

KNOW RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022, (“Assignor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, transfers, delivers, sets-over and conveys to FS CREIT ORIGINATOR LLC, a Delaware limited liability company, having an address at 600 Madison Avenue, 12th Floor, New York, New York 10022 (“Assignee”), all right, title and interest of Assignor in, to and under, or arising out of that certain mortgage loan in the original principal amount of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00) (the “Loan”), which Loan is evidenced, secured by and more particularly described in those documents set forth in Exhibit A attached hereto and made a part hereof (collectively, the “Loan Documents”), TOGETHER WITH all right, title and interest of Assignor in, to and under or arising out of:

(a)          the Loan Documents;

(b)          the outstanding principal balance of the Loan is $_______________ and the most payment was received on August 9, 2017;

(c)          to Assignor’s knowledge, no Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

(d)         all guaranties, insurance policies, indemnifications, releases, affidavits, certificates, title insurance policies, certificates of deposit, performance bonds, letters of credit and other documents, reports, opinions, agreements, and instruments executed and/or delivered in connection with the Loan;

(e)          all assignments and/or pledges, whether direct or collateral, of leases, rents, beneficial or equitable interests, proceeds, royalties, contracts, plans, specifications, permits, licenses, reserves, holdbacks, escrows, stocks, bonds and securities made to Assignor in connection with the Loan and other such assignments of collateral, whether direct or collateral, made to Assignor in connection with the Loan;

(f)          all modifications, amendments, consolidations, renewals, extensions or restatements of any of the foregoing; and

(g)         all demands, claims, causes of action and judgments relating to any of the foregoing and all rights accrued or to accrue thereunder.

Assignee hereby accepts the foregoing assignment and assumes all of the rights and obligations of Assignor arising after the date hereof out of the Loan, the Loan Documents and other interests so assigned.

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.

It is expressly understood that, except as expressly set forth herein, this Assignment is made by Assignor and assumed and accepted by Assignee without any guarantee, representation or warranty of any kind on the part of Assignor and without recourse to Assignor in any event or for any cause. Assignor hereby warrants and represents to Assignee that:

(a)          Prior to the execution hereof, Assignor has not sold, transferred, assigned, conveyed, pledged or endorsed any right, title or interest in the Loan Documents to any person or entity other than Assignee; and

(b)         Assignor has full right and power to sell and assign the same to Assignee subject to no interest or participation of, or agreement with, any party other than Assignee.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

Assignor hereby agrees to execute such other assignments, instruments and other documents as Assignee may reasonably request in confirmation of, and/or in furtherance of, the assignment made hereunder.

THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the ______ day of September, 2017.

ASSIGNOR:

RIALTO MORTGAGE FINANCE, LLC, a
Delaware limited liability company

By:
Name: Marshall Van Smith
Title: Authorized Signatory

ACKNOWLEDGMENT

STATE OF FLORIDA	)
) ss.:
COUNTY OF MIAMI-DADE	)

PERSONALLY appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ______________, 2017 within my jurisdiction, the within named MARSHALL VAN SMITH, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed in the above and foregoing instrument and acknowledged that he/she executed the same in his/her representative capacity, and that by his/her signature on the instrument, and as the act and deed of the person or entity upon behalf of which he/she acted, executed the above and foregoing instrument, after first having been duly authorized so to do.

__________________________________   (NOTARY PUBLIC)

My commission expires:

_____________________

(Affix official seal, if applicable)

EXHIBIT A

DESCRIPTION OF LOAN DOCUMENTS

All of the following documents are dated as of February 23, 2016, unless otherwise indicated:

a.	Loan Agreement between HPI CAMBRIDGE LLC, a Delaware limited liability company (“Borrower”) and RIALTO MORTGAGE FINANCE, LLC, a Delaware limited liability company (“Lender”), as assigned to RMF SUB 3, LLC, a Delaware limited liability company (“SUB 3”), by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender, by that certain General Assignment and Assumption, dated as of September ___, 2017;

b.	First Amendment to Loan Agreement between Borrower and SUB 3, dated May 5, 2016, as assigned to Lender by that certain General Assignment and Assumption, dated as of September ____, 2017;

c.	Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, made by Borrower in favor of Mark C. Orgler for the benefit of Lender, as assigned to SUB 3, by that certain Assignment of Security Instrument, dated as of February 23, 2016; as further assigned to Lender by that certain Assignment of Security Instrument, dated as of September ___, 2017;

d.	Assignment of Leases and Rents, made by Borrower to Lender, as assigned to SUB 3 by that certain Assignment of Assignment of Leases and Rents, dated as of February 23, 2016; as further assigned to Lender by that certain Assignment of Leases and Rents, dated as of September ___, 2017;

e.	Promissory Note made by Borrower to Lender, as assigned to SUB 3 by that certain Note Allonge, dated as of February 23, 2016; as further assigned to Lender by that certain Note Allonge, dated as of September ___, 2017;

f.	Guaranty of Recourse Obligations by MATTHEW A. SHARP, an individual and J. DAVID KELSEY, an individual (collectively “Guarantor”) in favor of Lender, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

g.	First Amendment to Guaranty of Recourse Obligations by Guarantor in favor of Lender, as assigned to SUB 3, by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

h.	Assignment of Management Agreement and Subordination of Management Fees by Borrower to Lender, and acknowledged and consented to by HAMILTON POINT PROPERTY MANAGEMENT LLC, a Delaware limited liability company, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

i.	Cash Management Agreement by Lender and Borrower, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

j.	Environmental Indemnity Agreement, made by Guarantor and Borrower in favor of Lender, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

k.	Restricted Account Agreement by and between Borrower, Lender, and Wells Fargo Bank, National Association, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

l.	Deposit Account Control Agreement by and between Borrower, Lender and Wells Fargo Bank, National Association, as assigned to SUB 3 by that certain General Assignment and Assumption dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

m.	Collateral Assignment of Interest Rate Protection Agreement by Borrower in favor of Lender, as assigned to SUB 3 by that certain General Assignment and Assumption, dated as of February 23, 2016; as further assigned to Lender by that certain General Assignment and Assumption, dated as of September ___, 2017;

n.	UCC-1 Financing Statement naming Lender as secured party and Borrower as debtor, filed with the Delaware Secretary of State on October 18, 2016 as U.C.C. Initial Filing No: 2016 6404998, as assigned to SUB 3 by that certain UCC-3 financing statement amendment, filed with the Delaware Secretary of State on ______________ as ______________________________; as further assigned to Lender by that certain UCC-3 financing statement amendment, filed with the Delaware Secretary of State on ______________ as ______________________________;

o.	UCC-1 Financing Statement naming Lender as Secured Party and Borrower as Debtor, filed in the land records of Harrison County, Mississippi on November 11, 2016 as File No.: CFS16000056, as assigned to SUB 3 by that certain UCC-3 Financing Statement amendment, filed in the land records of Harrison County, Mississippi on _________________ as _____________________, as further assigned to Lender by that certain UCC-3 Financing Statement amendment, filed in the land records of Harrison County, Mississippi on _________________ as _____________________;

p.	Title Policy;

q.	Title Commitment, including exception documents;

r.	Closing Escrow Agreement;

s.	Borrower’s Form W-9;

t.	Borrower’s Certification;

u.	Zoning Conformance Report, prepared by Howard Zoning Associates, LLC, dated February 23, 2016;

v.	Survey prepared by Gary A. Durbin, PLS, dated January 21, 2016;

w.	New York Enforceability and Delaware Due Formation, Authority and Execution Opinion, issued by O’ Halloran Ryan LLP, dated February 23, 2016;

x.	Mississippi Enforceability Opinion, issued by Watkins & Eager PLLC, dated February 23, 2016;

y.	Rate Cap Opinion Letter, issued by Commonwealth Bank of Australia, dated February 23, 2016;

z.	Borrower’s Organizational Documents; and

aa.	Sole’s Member Organizational Documents.